UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2022

INDUSTRIAL HUMAN CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	86-2127945
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

501 Brickell Key Drive, Suite 300, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(888) 798-9100

(Registrant's telephone number, including area code)

Commission File No. 001-40934

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AXH	The New York Stock Exchange
Warrants	AXHW	The New York Stock Exchange
Units	AXHU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Form 8-K/A is being filed to correct a scrivener’s error in the Form 8-K/A that was originally filed with the SEC on July 13, 2022 (“Original 8-K/A”), which was filed to correct an error in an 8-K that was originally filed on July 12, 2022 (the “Original Form 8-K”). This Form 8-K/A includes appropriate corrections to the Original Form 8-K/A as it should have been filed, as set forth below, including the signature of the chief executive officer of the registrant. No other changes have been made to the Original Form 8-K/A or Original Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 7, 2022, Heath Hawker indicated his intention to withdraw as Director of Industrial Human Capital, Inc. (“AXH” or the “Company”), the same to be effective July 11, 2022. Mr. Hawker’s resignation was not in connection with any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On July 12, 2022, Bennet Tchaikovsky also indicated his intention to withdraw as Director of the Company, the same to be effective July 14, 2022. Mr. Tchaikovsky’s resignation was not in connection with any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

The Company plans to conduct a search for suitable replacement directors.

Item 8.01.	Other Events

On July 12, 2022, the Directors of the Company initiated discussions regarding the approaching deadline to complete the initial business combination and the possible need to seek a vote of the Company’s stockholders to approve an amendment to the Company’s charter extending the time period in which to complete an initial business combination and to take such other actions as may be necessary in connection with such extension.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDUSTRIAL HUMAN CAPITAL, INC.

Date: August 5, 2022	By:	/s/ Scott W. Absher
Scott W. Absher
Chief Executive Officer